WATAIRE INTERNATIONAL, INC.


FORM 8-K
(Current report filing)


Filed  07/30/10 for the Period Ending 07/27/10

      Address		3rd Floor, 21900 Burbank Blvd.
				Woodland Hills, CA 91367
      Telephone		877-602-8985
      CIK			0001127007
      Symbol		WTAR
      SIC Code		4941 - Water Supply
      Industry		Conglomerates
      Sector			Conglomerates
      Fiscal Year		03/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): July 27,
2010

WATAIRE INTERNATIONAL, INC.
  (Exact name of registrant as specified in its charter)

  000-49955
  (Commission file number)

  Washington
  (State or other jurisdiction of incorporation or organization)

  91-2060082
  (I.R.S. Employer Identification No.)


  3rd Floor, 21900 Burbank Blvd, Woodland Hills, California 91367
  (Address of principal executive office)

  877-602-8985
  (Issuer's telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

  (   )  Written communications pursuant to Rule 425 under the
Securities Act
          (17CRF 230.425)
  (   )  Soliciting material pursuant to Rule 14a-12 under the
Exchange Act
          (17 CRF 240.14a-12)
  (   )  Pre-commencement communications pursuant to Rule 14d-
2(b) under the
          Exchange Act (17 CRF 240.14d-2(b))
  (   )  Pre-commencement communications pursuant to Rule 13e-
4(c) under the
          Exchange Act (17 CRF 240.13e-4(c))


Item 5.03.	Amendments to Articles of Incorporation or By-
Laws; Change in Fiscal Year.

Change of Company's Name to Watair Inc.


On March 11, 2010, our Board of Directors authorized the change of our name to Watair Inc. The rationale of the Board was that it was appropriate to change the name of the Company to the name under which our water products are sold in the marketplace. This corporate action was permitted to be taken by the Company's Board of Directors without stockholder approval under Washington Section 23B.08 of the Washington Business Corporation Act. The amendment to our Articles of Incorporation effecting the name change was filed with the State of Washington Secretary of State on March 11, 2010; however, the change of our name to Watair Inc. will not become effective for trading and SEC reporting purposes until approved by the Financial Industry Regulatory Authority (FINRA), which we expect to take place in August, 2010.


Amendment of our Articles of Incorporation to Increase our Authorized Common Stock

Our board of directors on June 18, 2010 unanimously approved an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.0001 per share, to 500,000,000 shares, par value $.0001 per share. Our Company thereafter received the approval of our shareholders at a Special Meeting of Stockholders held on July 27, 2010. We filed the amendment increasing our authorized common stock with the Secretary of State of Washington on July 27, 2010, and the amendment was effective on that date.

Special Meeting of Stockholders Held on July 27, 2010

(a)	The Company held a Special Meeting of Stockholders on
July 27, 2010 in Washington, D.C. (the "Special Meeting").

(b)	At the Special Meeting, the holders of a majority of
our outstanding common stock approved amending our Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 100,000,000 shares, par value $.0001 per share, to 500,000,000 shares, par value $.0001 per share.

(c)	At the Special Meeting, a total of 74,476,292 shares
were present in person or by proxy out of 98,710,123 shares outstanding. The following is the result of stockholder voting on the proposal before the meeting:

Proposal	Votes in Favor	Votes Against
	Abstentions/
									    Broker
Nonvotes
Amendment of
Articles of
Incorporation
to Increase
Authorized
Common Stock		65,881,604		7,995,011
599,677



ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.			Description

3.4		Amendment to the Company's Articles of
Incorporation
            	filed on March 11, 2010 changing the Company's name to
	    	    Watair Inc.

3.5     		Amendment to the Company's Articles of
Incorporation
		filed on July 27, 2010.


SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date : July 30, 2010

				By : /s/ Robert Rosner
					-----------------
					Robert Rosner
				Chief Executive Officer


EXHIBIT 3.4





EXHIBIT 3.5

UBI Number: 602059547
Washington Profit Corporation
See attached detailed instructions
-	Filing Fee $30.00
-	Filing Fee with Expedited Service $50.00

Page 1 of 1
STATE OF WASHINGTON SECRETARY OF STATE

APD
ARTICLES OF AMENDMENT
Chapter 23B.10 RCW
SECTION 1
NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State) Watair Inc.
SECTION 2
AMENDMENTS were adopted on this DATE:  July 27 , 2010

SECTION 3
ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)
1:1	Board of Directors (shareholder action was not required)
(x)	Duly approved by shareholders in accordance with 23B.10.030 and
23B.10.040 RCW
1:1	Incorporators (shareholder action was not required)

SECTION 4
AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach
additional information)
Article II, Section 2.1 Authorized Capital, of the Articles of
Incorporation is amended as set forth in the Attachment.
SECTION 5
EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)
	Upon filing by the Secretary of State
	Specific Date:	(Specified effective date must be within 90 days
AFTER the Articles of
Amendment have been filed by the Office of the Secretary of State)

SECTION 6
SIGNATURE (see instructions page)
This document is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.
X    /s/ Robert Rosner                             Robert Rosner,
President               July 27,2010   877-602-8985
Signature	Printed Name/Title	Date	Phone Number
Profit Corporation - Amendment	Washington Secretary of State	Revised 02/09


WATAIR INC.

ATTACHMENT
To
ARTICLES OF AMENDMENT FILED JULY 27, 2010

Section 2.1 of Article II is amended to read in its entirety as follows:

      2.1.	Authorized Capital

      The total number of shares that this corporation is authorized to issue is 520,000,000, consisting of 500,000,000 shares of common stock, having a par value of $0.0001 per share, and 20,000,000 shares of Preferred Stock, having a par value of $0.0001 per share. The common stock is subject to the rights and preferences of the Preferred Stock as set forth below.